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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): SEPTEMBER 5, 2001


                        Commission file number 000-31257


                               MCDATA CORPORATION
                               ------------------
                      (Exact name of small business issuer
                          as specified in its charter)


           DELAWARE                                       84-1421844
           --------                                       ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


               310 INTERLOCKEN PARKWAY, BROOMFIELD, COLORADO 80021
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 460-9200
                                 --------------
                           (Issuer's telephone number)


                                 NOT APPLICABLE
                                 --------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)

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ITEM 5. OTHER EVENTS.

     On September 5, 2001, McDATA Corporation announced that it had entered into a definitive asset purchase agreement to acquire substantially all of the assets of SANavigator, Inc. A copy of the press release is attached as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

     Exhibit 99 Press Release.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MCDATA CORPORATION

Date: September 7, 2001                 By: /s/ Thomas O. McGimpsey
                                            ----------------------------------
                                        Name:  Thomas O. McGimpsey
                                        Title: Vice President, General Counsel
                                               and Secretary